SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 29, 2003

                       Alliance Semiconductor Corporation
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)



         0-22594                                        77-0057842
   Commission File Number                            (I.R.S. Employer
                                                   Identification Number)






                              2575 Augustine Drive
                           Santa Clara, California 95054
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (408) 855-4900
             (Registrant's telephone number, including area code):


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Item 7. EXHIBITS

               (C) Exhibit 99.1 which is a press release issued by Alliance Semiconductor Corporation on April 29, 2003 is being furnished with this report pursuant to Item 12 (a), below, and is hereby incorporated by reference.

ITEM 9.    REGULATION FD DISCLOSURE

The following information is being provided under Item 12:

               (a) The following information is being furnished by Alliance Semiconductor Corporation as required by this Item 12 (a) and shall not be deemed to be "filed" for purposes of
                    Section 18 of the Securities and Exchange Act of 1934.

                     On April 29, 2003, Alliance Semiconductor issued a press release announcing results for the fiscal fourth quarter and year ended March 29, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 12 (a).

           Exhibits
           --------
           99.1 Financial information for Alliance Semiconductor Corporation for the quarter and year ended March 29, 2003 and forward-looking statements relating to 2004 and the first quarter of 2004 as presented in a press release of April 29, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Alliance Semiconductor Corporation


                              By:  /s/ Ronald K. Shelton
                                 ----------------------------------------------
                            Name:  Ronald K. Shelton
                            Title: Chief Financial Officer and Vice
                                   President Finance and Administration
                                   April 29, 2003